SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_] Preliminary Proxy Statement                [_]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))

         [X]  Definitive Proxy Statement
         [_]  Definitive Additional Materials
         [_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         BIOSPECIFICS TECHNOLOGIES CORP.
_______________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)
_______________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
  [X] No fee required.
  [_] Fee computed on table below per Exchange Act Rules  14a-6(i)(4)  and 0-11.
  (1) Title of each class of securities to which transaction applies:
_______________________________________________________________________________

  (2) Aggregate number of securities to which transaction applies:
_______________________________________________________________________________

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
_______________________________________________________________________________

  (4) Proposed maximum aggregate value of transaction:
_______________________________________________________________________________

  (5) Total fee paid:
_______________________________________________________________________________

  [_] Fee paid previously with preliminary materials.
_______________________________________________________________________________

  [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1) Amount previously paid:
_______________________________________________________________________________

  (2) Form, Schedule or Registration Statement no.:
_______________________________________________________________________________

  (3) Filing Party:
_______________________________________________________________________________

  (4) Date Filed:
_______________________________________________________________________________

                         BIOSPECIFICS TECHNOLOGIES CORP.
                                35 Wilbur Street
                            Lynbrook, New York 11563



May 29, 1998


TO THE STOCKHOLDERS:

          You are cordially invited to attend the Annual Meeting of Stockholders of BioSpecifics Technologies Corp., which will be held at the Holiday Inn Crowne Plaza, 104-04 Ditmars Boulevard, East Elmhurst, New York 11369 on July 15, 1998 at 11:30 A.M. local time.

          The Notice of the Annual Meeting and Proxy Statement, which are attached, provide information concerning the matters to be considered at the meeting. In addition, the general operations of the Company will be discussed and stockholders will be afforded the opportunity to ask questions.

          We would appreciate your signing and returning your proxy in the enclosed envelope as soon as possible, whether or not you plan to attend the meeting. Please sign, date and return the enclosed proxy in the self-addressed, postage prepaid envelope. If you do not return the signed proxy, your vote cannot be counted. We value your opinion and encourage you to participate in this year's annual meeting by voting your proxy.

          Your vote is important. Accordingly, you are urged to mark, sign and return the accompanying proxy card whether or not you plan to attend the meeting.


                                                    Very truly yours,
                                                    Edwin H. Wegman
                                                    Chairman of the Board

                         BIOSPECIFICS TECHNOLOGIES CORP.
                                35 Wilbur Street
                            Lynbrook, New York 11563
                              ___________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 15, 1998
                              ___________________


          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BioSpecifics Technologies Corp. (the "Company") will be held at the Holiday Inn Crowne Plaza, 104-04 Ditmars Boulevard, East Elmhurst, New York 11369 on July 15, 1998 at 11:30 A.M. local time, for the following purposes:

               1. To elect two directors of the Company for the ensuing three years, and until their successors shall be duly elected and qualified; and

               2. To transact such other business as may properly come before the meeting, or any or all adjournments thereof.

          The transfer books will not be closed for the Annual Meeting. Only stockholders of record at the close of business on May 22, 1998 will be entitled to notice of, and to vote at, the meeting and any adjournments thereof.

          YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT, WHICH CONTAINS INFORMATION RELEVANT TO THE ACTION TO BE TAKEN AT THE MEETING. YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE MARK, SIGN AND DATE THE ACCOMPANYING PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ADDRESSED, POSTAGE PREPAID ENVELOPE (FOR USE IN THE UNITED STATES). YOU MAY REVOKE YOUR PROXY IF YOU SO DESIRE AT ANY TIME BEFORE IT IS VOTED AND MAY VOTE IN PERSON AT THE MEETING EVEN THOUGH YOU HAVE RETURNED A PROXY CARD.

                                      By Order of the Board of Directors,
                                      Albert Horcher
                                      Secretary


Lynbrook, New York
May 29, 1998

                         BIOSPECIFICS TECHNOLOGIES CORP.
                                35 Wilbur Street
                            Lynbrook, New York 11563
                              ___________________

                                 PROXY STATEMENT
                              ___________________

                         Annual Meeting of Stockholders
                            to be held July 15, 1998


          This Proxy Statement and the enclosed form of proxy are furnished in connection with solicitation of proxies by the Board of Directors of BioSpecifics Technologies Corp. (the "Company") to be used at the Annual Meeting of Stockholders of the Company to be held at the Holiday Inn Crowne Plaza, 104-04 Ditmars Boulevard, East Elmhurst, New York 11369 on July 15, 1998 and any adjournments thereof ("Annual Meeting"). The matters to be considered at the meeting are set forth in the attached Notice of Meeting.

          The Company intends to send the proxy materials and the 1998 Annual Report to Stockholders on or about June 12, 1998.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

Outstanding Shares Entitled to Vote

          On May 22, 1998, there were outstanding 4,886,096 shares of common stock, $.001 par value per share, of the Company ("Common Stock"), the record holders of which, on that date, are entitled to one vote for each share of such stock.

Solicitation of Proxies

          The solicitation of proxies in the enclosed form is made on behalf of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally or by direct communication using the services of directors, officers and regular employees of the Company at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by the Company for expenses incurred in sending proxy material to beneficial owners of the Common Stock.

Record Date; Revocability of Proxies

          The Board of Directors has fixed the close of business on May 22, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

          The proxy will be voted (or withheld from voting) in accordance with any specifications made. Unless otherwise specified in the proxy, shares represented by proxy will be voted "FOR" election of the nominees listed herein. A proxy may be revoked by giving notice to the Secretary of the Company in person, or by written notification actually received by the Secretary, at any time prior to its being exercised or by attending the meeting and voting in person.

Quorum; Voting

          The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of the Common Stock authorized to vote constitutes a quorum for the transaction of business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

          Each unrevoked proxy card properly signed and received prior to the close of the meeting will be voted as indicated. Unless otherwise specified on the proxy, the shares represented by a signed proxy card will be voted "FOR"
Item 1 on the proxy card and will be voted at the discretion of the persons named as proxies on other business that may properly come before the meeting. Concerning the election of directors, by checking the appropriate box on your proxy card you may: (a) vote "FOR" each of the director nominees; or (b) withhold authority to vote for any of the director nominees. Stockholders may vote by either completing and returning a signed proxy card prior to the meeting, voting in person at the meeting or submitting a signed proxy card at the meeting.

          If a proxy card indicates an abstention or a broker non-vote on a particular matter, the shares represented by such proxy will be counted as present for quorum purposes. If a quorum is present, an abstention will have the effect of a vote against the matter and broker non-votes will have no effect.

          The election of directors requires a plurality vote of those shares voted at the meeting with respect to the election of directors. "Plurality" means that the individuals who receive the largest number of votes cast "FOR" are elected as directors. Consequently, any shares not voted "FOR" a particular nominee (whether as a result of a direction to withhold authority or a broker non-vote) will not be counted in such nominee's favor. All other matters to be voted on will be decided by the affirmative vote of a majority of the shares present or represented at the meeting and entitled to vote. On any such matter, an abstention will have the same effect as a negative vote, but because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker non-vote will have no effect on the vote.

Ownership of Equity Securities

          To the Company's knowledge, the table that follows sets forth the beneficial ownership of shares of Common Stock as of May 22, 1998 of (i) those persons or groups known to the Company to beneficially own more than 5% of the Common Stock, (ii) each director and nominee of the Company, (iii) each executive officer whose compensation exceeded $100,000 (each, a "named executive officer") in fiscal 1997, and (iv) all directors and executive officers of the Company as a group. The information is determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), based on information furnished by the persons listed or contained in filings made by them with the Securities and Exchange Commission. Unless indicated below, the stockholders listed possess sole voting and investment power with respect to their shares and the business address of each stockholder is c/o BioSpecifics Technologies Corp., 35 Wilbur St., Lynbrook, New York 11563.


                                                    Number of Shares
Name of                                             of Common Stock                     Percent of
Beneficial Owner                                   Beneficially Owned                     Class
----------------                                   ------------------                     -----

Edwin H. Wegman (1)                                    2,440,692                          49.9%
Harold Stern (2)                                          65,456                           1.3%
Thomas L. Wegman (3)                                      71,244                           1.4%
Paul A. Gitman, MD. (4)                                   55,500                           1.0%
Henry Morgan (5)                                          50,528                           1.0%
Sherman C. Vogel (6)                                      18,528                            *
Rainer Friedel (7)                                        42,500                            *
Albert Horcher(8)                                         28,200                            *
Directors and executive officers as a                  2,772,648                          55.2%
group (8 persons)

------------------------------------
(*) Less than 1%.


(1)       Includes  1,949,327 shares of Common Stock owned by The S.J. Wegman Company,  a partnership of which
          Edwin H. Wegman is the sole general  partner.  Includes  120,000  shares  beneficially  owned by The
          Isabel H. Wegman Rev.  Trust.  Includes  options to purchase  7,950 shares of Common Stock which are currently exercisable. Edwin H. Wegman is the father of Thomas L. Wegman.

(2)       Mr. Stern resigned his positions of Executive Vice President and Director effective July 1, 1997. He continues to work for the Company in a more limited capacity.

(3)       Includes 7,300 shares of Common Stock held by Thomas L. Wegman's wife and child. Includes options to purchase 36,500 shares of Common Stock which are currently exercisable. Thomas L. Wegman is a son of
          Edwin H. Wegman.

(4)       Includes 16,500 shares of Common Stock held by Dr. Gitman's wife and children.  Includes  options to purchase  10,000  shares of Common Stock which are  currently  exercisable.  Dr.  Gitman's  business address is c/o Long Island Jewish Medical Center, 270-05 76th Ave., New Hyde Park, New York 11040.

(5)       Includes 8,000 shares of Common Stock held by Garrubbo and Morgan, a partnership of which Mr. Morgan is a general partner owning a 50% equity  position.  Mr. Morgan  disclaims  beneficial  ownership of
          4,000 of such shares. Includes options to purchase 10,000 shares of Common Stock which are currently exercisable.  Mr. Morgan's business address is c/o Morgan, Melhuish,  Monaghan,  Arvidson, Abrutyn &
          Lisowski, 651 West Mt. Pleasant Avenue, Livingston, New Jersey 07039-1873.

(6)       Includes 8,528 shares of Common Stock held by S&J Investments, a partnership of which Mr. Vogel is a general partner owning a 25% equity position.  Mr. Vogel disclaims  beneficial ownership of 6,396 of such  shares.  Includes  options to  purchase  10,000  shares of Common  Stock  which are  currently exercisable. Mr. Vogel's business address is 700 Park Avenue, New York, New York 10021.

(7)       Includes  options to purchase  42,500  shares of Common Stock which are currently  exercisable.

(8)       Includes options to purchase 16,000 shares of Common Stock which are currently exercisable.



                                                       3

                              ELECTION OF DIRECTORS


          The Board of Directors is divided into three classes, each of which currently serves for a term of three years, with only one class of directors being elected in each year. The term of office of the second class of directors, presently consisting of Sherman C. Vogel and Henry Morgan, will expire on the date of this year's annual meeting, the term of office of the third class of directors, presently consisting of Edwin H. Wegman and Rainer Friedel , will expire in 1999, and the term of the first class of directors, presently consisting of Thomas L. Wegman and Dr. Paul A. Gitman, will expire in 2000. In each case, barring death, resignation or removal, each director serves from the date of his election until the end of his term and until his successor is elected and qualified.

          Two persons will be elected at the Annual Meeting to serve as director for a term of three years. The Company has nominated Sherman C. Vogel and Henry Morgan as candidates for election. Unless authority is withheld, the proxies solicited by management will be voted "FOR" the election of these nominees. In case a nominee becomes unavailable for election to the Board of Directors, an event which is not expected, the persons named as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment. The election of directors requires a plurality vote of those shares voted at the meeting. Each nominee has informed the Company that he will serve if elected.

          The Board of Directors recommends that the stockholders vote "FOR" each nominee for election to the Board of Directors.

Information Concerning Nominees for Director

          The nominees for director have the positions with the Company and principal occupations set forth in the table below.


                                   Age at               Position With the Company                                         Term
Name                              May 22,                and Principal Occupation              Director Since            Expires
                                    1998
----                              -------               -------------------------              --------------            -------

Henry Morgan                         77                 Director; Senior partner of the law         1990                  1998
                                                        firm Morgan, Melhuish, Monaghan,
                                                        Arvidson, Abrutyn & Lisowski

Sherman C. Vogel                     74                 Director; Private investor                  1990                  1998




          Henry Morgan has had the positions with the Company, principal occupation and certain directorships set forth in the table above for the past five years. Sherman Vogel has held the position with the Company for the past five years and was Chairman of the Board of Synergy Group Inc. prior to August 1995.

Information Concerning Continuing Directors

          Each of the directors named in the following table will continue in office after the Annual Meeting and until his term expires in the year indicated and his successor is elected and qualified.



                                   Age at               Position With the Company                                         Term
Name                              May 22,                and Principal Occupation              Director Since            Expires
                                    1998
----                              -------               -------------------------              --------------            -------
Edwin H. Wegman                      78                  Chairman of the Board and President         1990                  1999

Dr. Rainer Friedel                   56                  Director; Managing Director of              1995                  1999
                                                         Biospecifics Pharma GmbH, the
                                                         Company's German subsidiary
                                                         ("Pharma")

Thomas L. Wegman                     43                  Director, Executive Vice President          1994                  2000

Dr. Paul A. Gitman                   57                  Director; Director, Quality and             1990                  2000
                                                         Resource Management, Long Island
                                                         Jewish Medical Center

                                        4

          Edwin H. Wegman has had the positions with the Company, principal occupation and certain directorships set forth in the table above for the past five years, and has held similar positions with the Company's subsidiaries, Advance Biofactures Corporation ("ABC-New York") and Advance Biofactures of Curacao ("ABC-Curacao"), for the past five years

          Dr. Rainer Friedel has been a director of the Company since November 1995 and managing director of BioSpecifics Pharma since January 1, 1996. Since January 1994, Dr. Friedel has served as Chief Executive Officer of GBM Technology Transfer and Technology Risk Assessment, GmbH and, since June 1993, has served as an independent pharmaceutical management consultant. Prior to May 1993, Dr. Friedel was the Chief Executive Officer of Lichtwer Pharma GmbH. The Company and Dr. Friedel have entered into an employment agreement effective January 1, 1998 pursuant to which Dr. Friedel has agreed to devote all of his working capacity to the Company and its subsidiaries in Germany and the United States. Dr. Friedel is to receive a salary of $175,000 and options to purchase up to 17,500 shares of Common Stock per annum. Dr. Friedel is entitled to one year's notice of the Company's termination of the employment agreement.

          Thomas L. Wegman was Secretary and Treasurer of the Company from inception to July 1997, at which time he assumed his current position. In addition, he has held for the past five years similar positions with the Company's subsidiaries, ABC-New York and ABC-Curacao.

          Dr. Gitman has been Vice President, Clinical Care and Resource Management at Long Island Jewish Medical Center since January 1, 1995 and prior thereto was an independent physician engaged in the practice of internal medicine with Spellman Mykoff & Gitman, MD., P.C..


Executive Officers

          In addition to the officers named above, the Company employs Albert Horcher as its Secretary, Treasurer, and Principal Financial and Chief Accounting Officer. Mr. Horcher, a certified public accountant, has served in these positions since July 1997 and is 38 years old. From February 1991 to July 1997, he served as the Company's Controller and Principal Financial and Chief Accounting Officer. In addition, he has held for the past five years similar positions with the Company's subsidiaries, ABC-New York and ABC-Curacao.
Executive officers are elected annually by the Board of Directors and serve at the discretion of the Board.

Board Meetings and Committees

          The Board held four meetings during the last fiscal year. All directors attended each meeting. The Board does not have nominating or compensation committees. The Board has established an Audit Committee consisting of Sherman Vogel and Henry Morgan, a Stock Option Committee consisting of Dr. Paul A. Gitman and Henry Morgan which administers the Company's 1991 Stock Option Plan (the "1991 Plan"), the Company's 1993 Stock Option Plan (the "1993 Plan"), and the Company's 1997 Stock Option Plan (the "1997 Plan"), and an Executive Committee consisting of Edwin H. Wegman and Thomas L. Wegman. The function of the Audit Committee is to (i) recommend selection of the Company's independent accountants, (ii) review with the independent accountants the results of their  audits,  (iii)  review with the  independent  accountants  and management the Company's financial reporting and operating controls and the scope of audits, (iv) review all budgets of the Company and its subsidiaries and
(v)  make   recommendations   concerning  the  Company's  financial   reporting,
accounting practices and policies and financial, accounting and operating controls and safeguards and review matters relating to the relationship between the Company and its auditors. The function of the Executive Committee is, except for certain matters reserved to the Board, to exercise all of the powers of the Board in the management of the business of the Company during intervals between Board meetings, if necessary. The Audit, Stock Option and Executive Committees did not meet during the 1998 fiscal year.

Executive Compensation

          Officers

          The following table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to the Company's named executive officers for the fiscal years indicated. There are no other officers who received in excess of $100,000 during the fiscal year ended January 31, 1998. The Company's executive officers also serve in the same capacities in ABC-New York. Salaries of the executive officers are paid by the Company's subsidiary, ABC-New York. The officers serve in their respective capacities until the annual board of directors meeting to be held immediately following the Annual Meeting.


---------------------------------------------------------------------------------------------------------------------------------
                                                    SUMMARY COMPENSATION TABLE
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                            Annual Compensation                        Long-Term                    All Other
                                                                     Compensation                  Compensation
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                                  Number    Number of
                                                                   of      Securities              All Other
Name and Principal            Salary  Bonus   Other              Options   Underlying           Compensation ($)
  Position           Fiscal    ($)     ($)    Annual                        Options
                      Year                    Compen-
                                             sation (1)
---------------------------------------------------------------------------------------------------------------------------------

Edwin H. Wegman      1998     373,861  -     -                   83,500    83,500               -
  President          1997     356,375  -     -                    1,800     1,800               -
                     1996     350,000  --    --                  --        --                   --
---------------------------------------------------------------------------------------------------------------------------------
Harold Stern         1998     135,480  -     -                   -         -                    -
  Executive          1997     183,156  -     -                     900        900               -
  Vice President (2) 1996     182,360  --    --                  1,800      1,800               --
---------------------------------------------------------------------------------------------------------------------------------
Thomas L.            1998     157,028  -     -                   4,000      4,000
Wegman               1997     130,893  -     -                     700        700               -
  Executive          1996     119,376  --    -                   1,200      1,200               --
  Vice President
---------------------------------------------------------------------------------------------------------------------------------
Rainer Friedel       1998     151,226  -     -                  17,500     17,500               -
  Managing Director  1997     116,886  -     -                  15,000     15,000               -
                     1996      33,333  -     -                  10,000     10,000               -
---------------------------------------------------------------------------------------------------------------------------------
Albert Horcher       1998     105,436  -     -                   2,000      2,000               -
  Secretary and      1997      97,395  -     -                     500        500               -
  Treasurer          1996      93,571  -     -                   8,500      8,500               -
---------------------------------------------------------------------------------------------------------------------------------

(1) Excludes perquisites and other personal benefits aggregating less than the lesser of $50,000 or 10% of the total annual salary and bonus reported for such person.

(2) Mr. Stern resigned his positions of Executive Vice President and Director effective July 1, 1997. He continues to work for the Company in a more limited capacity.

          The following table contains information concerning the grants of stock options to the named executive officers of the Company during the fiscal year ended January 31, 1998.

-----------------------------------------------------------------------------------------------------------------------
                                              OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                       Number of Securities
                          Underlying             Percentage of Total
                         Options/SARs               Options/SARs
Name                        Granted             Granted to Employees        Exercise or Base
                           (#)(1)(2)             in Fiscal Year (%)         Price Per Share             Expiration Date
-----------------------------------------------------------------------------------------------------------------------
Edwin H. Wegman              80,000                    60.0(3)                   $6.05                      7/16/02
                              3,500                     3.3                      $4.95                     10/15/02
-----------------------------------------------------------------------------------------------------------------------
Thomas L. Wegman              1,000                     1.0                      $3.88                      2/26/07
                              1,500                     1.0                      $4.50                     10/15/07
                              1,500                     1.0                      $4.38                     01/14/08
-----------------------------------------------------------------------------------------------------------------------
Rainer Friedel               17,500                    13.3                      $4.38                      1/14/08
-----------------------------------------------------------------------------------------------------------------------
Albert Horcher                1,000                    0.75                      $4.50                     10/15/07
                              1,000                    0.75                      $4.38                     01/14/08
-----------------------------------------------------------------------------------------------------------------------

(1)       All outstanding  options are currently  exercisable,  except Edwin H. Wegman's,  which are exercisable in four equal annual installments.

(2)       Granted for service as an employee.

(3)       During fiscal 1997, options granted to Edwin H. Wegman in 1991 to purchase up to 80,000 shares of Common Stock at $3.30 per share expired. These options were granted to replace those options.

          The 1991 Plan was ratified at the annual meeting of  stockholders  in July 1992, the 1993 Plan was ratified at the annual meeting of stockholders in July 1994, and the 1997 Plan was ratified at the annual meeting of stockholders in
July 1997.

          The following  table sets forth  information  concerning each exercise of stock options during the 1998 fiscal year by each of the named executive officers, along with the year-end value of unexercised options.


---------------------------------------------------------------------------------------------------------------------------------
                                          AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                                    AND FISCAL YEAR-END VALUES
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                            Number of Securities              Value of Unexercised In-the-
                                                          Underlying Unexercised           Money Options at Fiscal Year-End
                                                         Options at Fiscal Year End (#)                    ($)

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Name                      Shares          Value
                       Acquired on       Realized
                       Exercise (#)        ($)        Exercisable     Unexercisable         Exercisable       Unexercisable
---------------------------------------------------------------------------------------------------------------------------------
Edwin H. Wegman(1)            -             -            7,950           85,550                 400                900
---------------------------------------------------------------------------------------------------------------------------------
Thomas L. Wegman              -             -           36,500             -                 50,000                 -
---------------------------------------------------------------------------------------------------------------------------------
Rainer Friedel                                          42,500                               34,000                 -
---------------------------------------------------------------------------------------------------------------------------------
Albert Horcher                                          16,000                               17,200                 -
---------------------------------------------------------------------------------------------------------------------------------

Directors

          Each of the three outside directors received $4,500 for attending the Board meetings in fiscal 1998.

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Exchange Act requires the Company's officers,  directors and persons who beneficially own more than ten percent of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission.
These  reporting  persons  also are  required  to furnish the Company  with  copies of all Section  16(a) forms they file.  To the
Company's knowledge, based solely on its review of the copies of such forms furnished to it, the Company believes that all Section
16(a) reporting requirements were complied with during the fiscal year ended January 31, 1998, except as follows below:

Paul A. Gitman did not file the required Form 4 on a timely basis when he became the beneficial owner of 6,000  additional  common shares on May 22, 1997.

                                        7

                              CERTAIN TRANSACTIONS

          The S.J. Wegman Company owns Wilbur Street Corporation ("WSC"), which has leased to ABC-New York a building serving as a manufacturing facility and headquarters in Lynbrook, New York for over 30 years. The building also serves as the Company's administrative headquarters. Edwin H. Wegman, the Company's Chairman of the Board and President, is the President of WSC and the sole general partner of The S.J. Wegman Company, a partnership. The lease ran month to month at an annual rate of $90,000 and $78,000 during the fiscal years ended January 31, 1998 and 1997, respectively. On January 30, 1998, WSC and the Company entered into a triple net lease agreement which provides for an annual rent starting at $125,000, which can increase annually by the amount of annual increase in the Consumer Price Index for the greater New York metropolitan region. The lease term is 7 years, expiring January 31, 2005. The Company believes that the terms of this lease are reasonable and the rent charged is no greater than that which would be charged by an unaffiliated landlord for comparable facilities, based on appraisals of the property. The Company subleases the remainder of the space subject to such lease, to an unaffiliated entity for $24,000 per year, pursuant to a verbal lease agreement.

          On January 30, 1998, Edwin H. Wegman repaid a promissory note representing indebtedness he incurred during the 1994 and 1995 fiscal years, and other borrowings, totaling $424,817, and interest of $68,183. The promissory note (the "1995 Promissory Note") was executed on January 30, 1995 in favor of ABC-New York in the amount of $286,376. The 1995 Promissory Note bore interest at prime plus 1% and was due and payable on January 30, 1998. The 1995 Promissory Note was secured by 50,000 shares of Common Stock owned by him. In addition to the 1995 Promissory Note, on August 20, 1991, in order to evidence previous borrowings, Mr. Wegman executed a promissory note made payable to ABC-New York in the principal amount of $56,820. The note is payable upon demand and bears 9% interest that commenced to accrue on August 20, 1991.

          The Company entered into a one year consulting  agreement with Stephen
A. Vogel (the "consultant") effective October 10, 1997. The agreement provides that the consultant provide the Company with such advice, service, consultation, and assistance as the Company seeks with respect to the Company's financial matters and provide such other services as the Board of Directors requests. The agreement provides for a consulting fee of $10,000 per month and an option to purchase 100,000 shares of the Company's common stock at $5.00 per share, which options shall not be exercisable until the one year anniversary of the agreement and will only be exercisable for a 3 month period after the one year anniversary, except as otherwise provided therein. The agreement also provides for the consultant to receive fees if certain events occur as a result of the consultant's actions or recommendations. The Company will reimburse the consultant for out of pocket and other expenses incurred in connection with rendering services. During the fiscal year ended January 31, 1998, the Company recorded selling, general and administrative expenses of $56,275 relating to this agreement, comprised of $36,275 in consulting fees and $20,000 for the estimated value of the options granted for the fiscal year. Mr. Vogel is a son of Sherman C. Vogel, a member of the Company's board of directors.

                             INDEPENDENT ACCOUNTANTS

          The Company intends to use KPMG Peat Marwick LLP as its independent auditors for the 1999 fiscal year. A representative of KPMG Peat Marwick LLP is expected to be present at the meeting, will have the opportunity to make a statement if he or she chooses and is expected to be available to respond to appropriate questions.

                           1999 STOCKHOLDER PROPOSALS

          Proposals of stockholders intended to be presented at the Annual Meeting to be held following the end of 1999 fiscal year for inclusion in the proxy statement must be received at the Company's offices by January 29, 1999.

                                  OTHER MATTERS

          The Board of Directors knows of no matter which will be presented for consideration at the meeting other than the matters referred to in this Proxy Statement. Should any other matter properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.


                                          By Order of the Board of Directors,
                                          Albert Horcher
                                          Secretary




Lynbrook, New York
May 29, 1998

                                        9